UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material Under §240.14a-12

CONSOLIDATED EDISON, INC.

(Name of Registrant as Specified In Its Charter)

NOT APPLICABLE

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              Online   Go to www.investorvote.com/ED   or scan the QR code — login details are located in  the shaded bar below.                     Consolidated Edison, Inc. Annual Meeting of Stockholders Notice   Important Notice Regarding the Availability of Proxy Materials for the   Consolidated Edison, Inc. Annual Meeting of Stockholders to be Held on Monday, May 18, 2020   Under Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Consolidated   Edison, Inc. annual meeting of stockholders are available on the Internet. Follow the instructions below to view the materials and vote  online or request a copy. The items to be voted on and location of the annual meeting of stockholders are on the reverse side. Your  vote is important!   This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We  encourage you to access and review all of the important information contained in the proxy materials before voting. The  Consolidated Edison, Inc. proxy materials are available at:   www.investorvote.com/ED      Easy Online Access — View your proxy materials and vote.   Step 1: Go to www.investorvote.com/ED.   Step 2: Click on the icon on the right to view meeting materials.   Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.   Step 4: Make your selections as instructed on each screen for your delivery preferences.   Step 5: Vote your shares.      When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.      Obtaining a Copy of the Proxy Materials - If you want to receive a copy of these documents, you must  request one. There is no charge to you for requesting a copy. Please make your request for a copy as  instructed on the reverse side on or before Friday, May 1, 2020 to facilitate timely delivery.   036SCE

Consolidated Edison, Inc. Annual Meeting of Stockholders Notice   Consolidated Edison, Inc. Annual Meeting of Stockholders will be held on Monday, May 18, 2020 at Consolidated Edison, Inc., 4 Irving Place, New  York, NY, 10003 at 10:00 a.m. EDT.   Available via live webcast at http://www.meetingcenter.io/249286494  The password for this meeting is ED2020.   To access the virtual meeting, you must have the information that is printed in the shaded bar located on the front of this form.   While we currently intend to permit stockholders to attend the Annual Meeting in person, we are sensitive to the public health and travel concerns our stockholders may have and recommendations that  public health officials may issue in light of the evolving novel coronavirus, COVID-19, situation. We may impose additional procedures or limitations on meeting attendees or may decide to hold the Annual  Meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting), if allowed by applicable law. We plan to announce any such updates by press release and posting on  our proxy website (conedison.com/shareholders), and we strongly encourage you to check this website prior to the Annual Meeting if you plan to attend in person. We also strongly encourage all attendees  to review guidance from public health authorities regarding COVID-19 and, in particular, if you have been exposed or are at risk for exposure to COVID-19, we encourage you to attend the Annual Meeting by   means of remote communication.   YOUR VOTE IS IMPORTANT!   We strongly recommend that you vote in advance of the Annual Meeting following the instructions on this notice.   Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.   The Board of Directors recommends a vote FOR all nominees listed, and FOR Proposals 2 and 3:   1. Election of Directors:   01 - George Campbell, Jr.   02 - Ellen V. Futter   03 - John F. Killian   04 - John McAvoy   05 - William J. Mulrow   06 - Armando J. Olivera   07 - Michael W. Ranger   08 - Linda S. Sanford   09 - Deirdre Stanley   10 - L. Frederick Sutherland   2. Ratification of appointment of independent accountants.   3. Advisory vote to approve named executive officer compensation.      PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the   proxy materials to receive a proxy card. If you wish to attend and vote at the Annual Meeting of Stockholders in person, please bring this notice with you.         Directions to the Consolidated Edison, Inc. Annual Meeting of  Stockholders are available in the proxy statement which can  be viewed at www.investorvote.com/ED.      THIS NOTICE IS YOUR ADMISSION TICKET TO THE  ANNUAL MEETING OF STOCKHOLDERS IN PERSON         Here’s how to order a copy of the proxy materials and select delivery preferences:   Current and future delivery requests can be submitted using the options below.   If you request an email copy, you will receive an email with a link to the current meeting materials.   PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.  — Internet - Go to www.investorvote.com/ED.   — Phone - Call us free of charge at 1-866-641-4276.   — Email - Send an email to investorvote@computershare.com with “Proxy Materials Consolidated Edison, Inc.” in the subject line.   Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy  of the meeting materials.   To facilitate timely delivery, requests for a paper copy of proxy materials must be received by Friday, May 1, 2020.